Exhibit 99(a)(2)

Letter of Transmittal
To Tender
Shares of Common Stock
(Including the Associated Preferred Stock Purchase Rights)
of
SangStat Medical Corporation
at
$22.50 Net Per Share
Pursuant to the Offer to Purchase
dated August 13, 2003
by
Swift Starboard Corporation
a wholly-owned subsidiary of

Genzyme Corporation

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 10, 2003, UNLESS THE OFFER IS EXTENDED.

TO: AMERICAN STOCK TRANSFER & TRUST COMPANY, DEPOSITARY

By Mail:	By Overnight Delivery:	By Hand:
59 Maiden Lane Plaza Level New York, NY 10038	Operations Center 6201 15th Avenue Brooklyn, NY 11219	(9:00 a.m. - 5:00 p.m. New York City Time) 59 Maiden Lane Plaza Level New York, NY 10038
For Notice of Guaranteed Delivery (for Eligible Institutions only) By Facsimile Transmission: (718) 236-2641
Confirm by Telephone: (800) 937-5449

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be used by stockholders of SangStat Medical Corporation either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 2 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other stockholders are referred to herein as "Certificate Shareholders." Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to their Shares, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

        SEE INSTRUCTION 11 IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box: ☐
Account Number

Transaction Code Number

☐
CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Swift Starboard Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Genzyme Corporation, a Massachusetts corporation ("Parent"), the above-described shares of common stock, par value $0.001 per share, including all preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of August 14, 1995, by and between SangStat Medical Corporation and Equiserve Trust Company, N.A., as amended from time to time (together, the "Shares"), of SangStat Medical Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated August 13, 2003 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

        Upon the terms of the Offer, subject to, and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after the date of the Offer to Purchase) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner, to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:	☐ Check ☐ Certificate(s) to:
Name:
(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Issue:	☐ Check ☐ Certificate(s) to:
Name:
(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security Number)

SIGN HERE
(Also complete Substitute Form W-9 on the other side of this form)

(Signature(s) of Stockholder(s))

Dated:                                                  , 2003

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
(Please Print)
Capacity (Full Title):
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
Employer Identification or Social Security Number:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

Authorized Signature:
Name:
(Please Print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:

Dated:                                                  , 2003

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Name: Business Name (if different): Address:

Payer's Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer Identification Number

Part 2—Certificates—Under penalties of perjury, I certify that

(1)
the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)
I am a U.S. Person (including a U.S. resident alien).

Part 3 ☐    Awaiting TIN

Part 4—Check appropriate box(es):

☐ Individual / Sole Proprietor	☐ Exempt from backup withholding
☐ Partnership
☐ Corporation
☐ Other (specify):

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the appropriate box in Part 4 above.

Signature:
Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary, 28% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

Signature:	Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

        Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) either (i) the certificates for tendered Shares together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and any required signature guarantees, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, either this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and any required signature guarantees, or an Agent's Message, and any other required documents, must be received by the Depositary, such Shares must be delivered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq Stock Market is open for business.

        "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

        The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

        4.    Partial Tenders (Applicable to Certificate Stockholders Only).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

        When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

        6.    Stock Transfer Taxes.    The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or the other person(s)) payable on account of the transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

        8.    Waiver of Conditions.    The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase), which may be waived only with the consent of the board of directors of the Company) of the Offer, in whole or in part, in the case of any Shares tendered.

        9.    Backup Withholding.    In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN"), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Substitute Form W-9 included in this Letter of Transmittal. If a stockholder does not provide such stockholder's correct TIN or fails to provide the required certifications, the Internal Revenue Service (the "IRS") may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%. All stockholders tendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

        Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

        The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days following the date of the Substitute Form W-9.

        Certain stockholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to Innisfree M&A Incorporated (the "Information Agent") at its address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

        11.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the number of Shares so lost, destroyed or stolen, or call the Transfer Agent for the Shares, Equiserve Trust Company, N.A., at (877) 282-1168. The stockholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

        Manually signed facsimile copies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By Mail:	By Overnight Delivery:	By Hand:
59 Maiden Lane Plaza Level New York, NY 10038	Operations Center 6201 15th Avenue Brooklyn, NY 11219	(9:00 a.m. - 5:00 p.m. New York City Time) 59 Maiden Lane Plaza Level New York, NY 10038
For Notice of Guaranteed Delivery (for Eligible Institutions only) By Facsimile Transmission: (718) 236-2641
Confirm by Telephone: (800) 937-5449

        Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, NY 10022
Banks and Brokers Call Collect: (212) 750-5833
All Others Call Toll Free: (888) 750-5834

The Dealer Manager for the Offer is:

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629
Call Toll Free: (800) 881-8320